SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2007

Orleans Homebuilders, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Street Road, Suite 101
Bensalem, PA		19020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 245-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                          Regulation FD Disclosure

On November 15, 2007, Orleans Homebuilders, Inc. (the “Company”) issued a press release stating that Michael T. Vesey, its President and Chief Operating Officer, has taken a  leave of absence related to an existing medical condition. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                          Other Events

On November 15, 2007, the Company announced that Michael T. Vesey, its President and Chief Operating Officer, has taken a leave of absence related to an existing medical condition.

Item 9.01                          Financial Statements and Exhibits.

(d)                       Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

*99.1	Press Release of Orleans Homebuilders, Inc. dated November 15, 2007.

*Furnished electronically herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORLEANS HOMEBUILDERS, INC.

Dated: November 15, 2007
	By:	BENJAMIN D. GOLDMAN
Benjamin D. Goldman
Vice Chairman

EXHIBIT INDEX

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Item

*99.1	Press Release of Orleans Homebuilders, Inc. dated November 15, 2007.

*Furnished electronically herewith.